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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: FEBRUARY 22, 2006
                        (Date of earliest event reported)

                           GOLD BANC CORPORATION, INC.
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             (Exact name of registrant as specified in its charter)

                Kansas                      0-28936              48-1008593
       (State of Incorporation)           (Commission           (IRS Employer
                                         File Number)        Identification No.)

                    11301 NALL AVENUE, LEAWOOD, KANSAS 66211
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (913) 451-8050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

Dividend declaration

     On February 22, 2006, our Board of Directors declared a regular quarterly dividend of $0.05 per common share. The dividend will be paid on March 10, 2006 to shareholders of record as of March 4, 2006.

No earnings announcement

     As previously disclosed in our current reports on Form 8-K dated November 9, 2005 and January 25, 2006, we have agreed to merge with and into Marshall & Ilsley Corporation (NYSE:MI). In light of the pending merger, we do not intend to issue an earnings release or hold an earnings call for the quarter and year ended December 31, 2005 and will instead announce earnings in our annual report on Form 10-K for the year ended December 31, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           GOLD BANC CORPORATION, INC.

    Dated:  February 22, 2006              By:   /s/ Richard J. Tremblay
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                                                 Richard J. Tremblay
                                                 Chief Financial Officer